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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 19, 2005

                            THE J. M. SMUCKER COMPANY
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               (Exact Name of Registrant as Specified in Charter)

             Ohio                       1-5111                  34-0538550
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 (State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)              File Number)          Identification No.)

               One Strawberry Lane
                  Orrville, Ohio                                44667-0280
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     (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (330) 682-3000

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 19, 2005, the Board of Directors of The J. M. Smucker Company (the "Company") approved changes to the Company's Amended and Restated Nonemployee Director Stock Plan, effective as of August 19, 2005 (the "Plan"), in response to the passage of the American Jobs Creation Act of 2004 (the "Jobs Act").

     The changes to the Plan create additional sub-accounts under the Plan to reflect amounts that are "deferred," as such term is defined in the guidance, issued by the Internal Revenue Service with regard to the Jobs Act (the "Guidance") as of December 31, 2004 and earnings thereon accrued through December 31, 2004 (the "Pre-2005 Sub-Account") and amounts that are deferred after December 31, 2004, earnings thereon and earnings on the amount in the Pre-2005 Sub-Account that accrue after December 31, 2004 (the "Post-2004 Sub-Account"). The Pre-2005 Sub-Account will remain subject to the provisions of the Plan in effect prior to the enactment of the Jobs Act and the law applicable to nonqualified deferred compensation prior to the addition of Section 409A to the Internal Revenue Code, to the extent permitted by the Jobs Act and the Guidance. The Post-2004 Sub-Accounts will be subject to the amended provisions of the Plan that implement the restrictions of the Jobs Act. In addition, the Plan was amended to allow participants in the Plan to make appropriate deferral elections and to receive distributions under the Plan in compliance with the Jobs Act.

     The Plan is attached to this Current Report on Form 8-K and is hereby incorporated herein by reference. The foregoing summary of the amendments to the Plan is qualified in its entirety by reference to the full text of the Plan attached hereto as Exhibit 10.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (b) Departure of Principal Officer
     (c) Appointment of Principal Officer

     On August 19, 2005, the board of directors of The J. M. Smucker Company elected John W. Denman, 48, as the Company's Vice President and Controller. Mr. Denman succeeds Mr. Richard G. Jirsa, who previously announced he would be retiring at the end of calendar year 2005. Mr. Jirsa will continue to serve as a Vice President of the Company in accounting until his formal retirement in December 2005.

     Mr. Denman joined the Company in 1979 and has held several key financial management positions, including Assistant Controller, since January 2005, after having served as Vice President and Chief Financial Officer of Smucker Foods of Canada, since May 2004. Prior to that time, he had been the Company's Assistant Controller, since June 2001, and its Director of Accounting, Consumer Market, since December 1998.

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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

       (c)    Exhibits

       Exhibit         Exhibit
       Number          Description
       -------         ---------------------------------------------------------
         10.1          Amended and Restated Nonemployee Director Stock Plan,
                       effective as of August 19, 2005
         99.1          Press Release, dated August 24, 2005

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    THE J. M. SMUCKER COMPANY


                                                    By: /s/ Mark R. Belgya
                                                        ---------------------
                                                        Mark R. Belgya
                                                        Vice President,
                                                        Chief Financial Officer,
                                                        and Treasurer

Date: August 24, 2005

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                                  EXHIBIT INDEX

Exhibit    Exhibit
Number     Description
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  10.1     Amended and Restated Nonemployee Director Stock Plan, effective as of August 19, 2005
  99.1     Press Release, dated August 24, 2005